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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 12, 2001


                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
             (Exact name of registrant as specified in its charter)



        NEW YORK                     1-12644                13-3261323
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission             IRS Employer
  of incorporation)               File Number)          Identification No.)


350 PARK AVENUE, NEW YORK, NY                                   10022
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(Address of principal executive offices)                     (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 826-0100



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         Item 7.  FINANCIAL  STATEMENTS AND EXHIBITS.


         This current report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-92985 on Form S-3, the documents included as Exhibits hereto, relating to $100,000,000 aggregate principal amount of 6 7/8% Quarterly Interest Bond Securities due 2101 of Financial Security Assurance Holdings Ltd. (the "Company").

EXHIBIT NUMBER                   DESCRIPTION
--------------                   -----------

1. Underwriting Agreement dated December 12, 2001 between the Underwriters listed on Schedule I thereto and the Company

2.                         Form of 6 7/8% Quarterly Interest Bond Securities due
                           2101

3.                         Officers' Certificate Pursuant to Section 2.01 and
                           2.03 of the Indenture



                                     Page 2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FINANCIAL SECURITY ASSURANCE
                                            HOLDINGS LTD.,




Date:    December 18, 2001                  By: /s/ Bruce E. Stern
                                               ---------------------------------
                                               Bruce E. Stern, Managing Director







                                     Page 3
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                                  EXHIBIT INDEX



EXHIBIT NUMBER                              DESCRIPTION
--------------                              -----------

      1. Underwriting Agreement dated December 12, 2001 between the Underwriters listed on Schedule I thereto and the Company

      2. Form of 6 7/8% Quarterly Interest Bond Securities due 2101

      3. Officers' Certificate Pursuant to Section 2.01 and 2.03 of the Indenture